UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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INTERDIGITAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! INTERDIGITAL, INC. 2021 Annual Meeting Vote by June 1, 2021 11:59 PM ET. For shares held in a Plan, vote by May 30, 2021 11:59 PM ET. interdigitalTM INTERDIGITAL, INC. 200 BELLEVUE PARKWAY, SUITE 300 WILMINGTON, DE 19809-3727 D49201-P53180 You invested in INTERDIGITAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 2, 2021. Get informed before you vote View the Notice of Meeting, Proxy Statement and 2020 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PV For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 2, 2021 2:00 P.M., Eastern Time Virtually at: www.virtualshareholdermeeting.com/IDCC2021 *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Lawrence (Liren) Chen For 1b. Joan H. Gillman For 1c. S. Douglas Hutcheson For 1d. John A. Kritzmacher For 1e. Pierre-Yves Lesaicherre For 1f. John D. Markley, Jr. For 1g. Jean F. Rankin For 2. Approval of the Amendment to the 2017 Equity Incentive Plan to increase the number of shares of stock authorized for issuance under the plan. For 3. Advisory resolution to approve executive compensation. For 4. Ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm of InterDigital, Inc. for the year ending December 31, 2021. For NOTE: THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE 2021 ANNUAL MEETING OF SHAREHOLDERS, THE PROXY STATEMENT AND THE 2020 ANNUAL REPORT. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D49202-P53180